UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 3, 2006

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification Number)

6680 N. Highway 49
Lino Lakes, MN	55014
(Address of Principal Executive Offices)	(Zip Code)

(651) 784-1250
 (Registrant’s Telephone Number, Including Area Code)

N/A
 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.     Entry into a Material Definitive Agreement

          On May 3, 2006, Northern Technologies International Corporation (“NTIC”) completed the first step in its purchase of certain real estate and a 40,000 square feet building on such real estate for a new corporate headquarters located in Circle Pines, Minnesota (the “New Facility”). As previously announced, NTIC entered into a Purchase Agreement in June 2005 with Circle Pines Mainstreet II, LLC pursuant to which NTIC agreed to purchase the real estate.  A copy of the Purchase Agreement, as amended subsequent to June 2005 (as amended, the “Purchase Agreement”), is filed as Exhibits 10.1 through 10.4 of this Current Report on Form 8-K and are hereby incorporated by this reference.

          Subsequent to June 2005, NTIC decided to structure the real estate purchase and its expected sale of its current corporate headquarters in such a manner so as to qualify as a like-kind exchange within the meaning of Section 1031 of the Internal Revenue Code of 1986, as amended (the “Code”).  No assurance can be given, however, that NTIC will be able to sell its current corporate headquarters in a timely manner or at an acceptable price or that the transaction will qualify as a Code Section 1031 like-kind exchange.  To facilitate the Code Section 1031 like-kind exchange, NTIC entered into a Qualified Exchange Accommodation Agreement (the “Exchange Agreement”) on May 3, 2006 with Northern Technologies Holding Company, LLC (the “Exchange Company”), a Minnesota limited liability company owned by First American Exchange Company, LLC, which is acting as a qualified intermediary within the meaning of Code Section 1031.  Pursuant to the Exchange Agreement, NTIC assigned its rights, but not its obligations, in the Purchase Agreement to the Exchange Company and the Exchange Company agreed to borrow monies to purchase the New Facility and then lease the New Facility to NTIC.  Upon NTIC’s sale of its current corporate headquarters to a third party, with First American Exchange Company acting as intermediary, the Exchange Company will sell the New Facility to NTIC, and NTIC will assume the loan incurred by the Exchange Company to finance the purchase of the New Facility.

          The purchase price of the New Facility was $1,475,000 and was financed with the net proceeds of a secured term loan in the principal amount of $1,275,000 provided to the Exchange Company by National City Bank and guaranteed by NTIC and cash provided to the Exchange Company from NTIC pursuant to an interest-free promissory note and mortgage. On May 3, 2006, the Exchange Company issued to National City Bank a secured term note in the principal amount of $1,275,000 (the “Note”).  The Note matures on May 3, 2011, bears interest at a fixed rate of 8.01% and is payable in 59 monthly payments equal to approximately $10,776.50 (inclusive of principal and interest) commencing June 1, 2006.  All of the remaining unpaid principal and accrued interest is due and payable on the maturity date.  The Note is secured by a first lien on the New Facility pursuant to a Mortgage dated as of May 3, 2006 between the Exchange Company and National City Bank (the “Mortgage”) and is guaranteed by NTIC (the “Guaranty”).

          The Note contains standard covenants, including affirmative financial covenants, such as the maintenance of a minimum debt service coverage ratio, and negative covenants, which, among other things, limit the incurrence of additional indebtedness, loans and equity investments, disposition of assets, mergers and consolidations and other matters customarily restricted in such agreements. The Note also contains customary events of default, including, without limitation, payment defaults, material inaccuracy of representations and warranties, covenant defaults, bankruptcy and involuntary proceedings, and monetary judgment defaults.

          It is expected that the Exchange Company will obtain a construction loan of approximately $900,000 to finance improvements to the New Facility, which loan would also be guaranteed by NTIC. Final terms of this loan, however, have not yet been finalized.

          National City Bank is the lender under NTIC’s revolving credit facility, for which National City Bank receives customary compensation.  In addition, National City Bank performs lending and/or commercial banking services for NTIC and its subsidiaries, for which services National City Bank receives  customary compensation and reimbursement of expenses.

          The descriptions of the Purchase Agreement, Exchange Agreement, Note, Mortgage and Guaranty set forth above are qualified by the Exchange Agreement, Note, Mortgage and Guaranty filed as Exhibits to this Current Report on Form 8-K and are hereby incorporated herein by this reference.

Section 2  —  Financial Information

Item 2.01     Completion of Acquisition or Disposition of Assets

          The information described above under “Section 1 – Registrant’s Business and Operations – Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by this reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

          The information described above under “Section 1 – Registrant’s Business and Operations – Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by this reference.

Section 9  —  Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

          (c)      Exhibits.  The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Purchase Agreement dated as of June 24, 2005 between Circle Pines Mainstreet II, LLC and Northern Technologies International Corporation

10.2	Amendment No. 1 to Purchase Agreement dated as of August 21, 2005 between Circle Pines Mainstreet II, LLC and Northern Technologies International Corporation

10.3	Amendment No. 2 to Purchase Agreement dated as of September 21, 2005 between Circle Pines Mainstreet II, LLC and Northern Technologies International Corporation

10.4	Amendment No. 3 to Purchase Agreement dated as of December 31, 2005 between Circle Pines Mainstreet II, LLC and Northern Technologies International Corporation

10.5	Qualified Exchange Accommodation Agreement dated as of May 3, 2006 between Northern Technologies International Corporation and Northern Technologies Holding Company, LLC

10.6	Commercial Note dated as of May 3, 2006 issued by Northern Technologies Holding Company, LLC to National City Bank

Exhibit No.	Description

10.7	Mortgage dated as of May 3, 2006 between Northern Technologies Holding Company, LLC and National City Bank

10.8	Commercial Guaranty dated as of May 3, 2006 issued by Northern Technologies International Corporation, as Guarantor

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES
INTERNATIONAL CORPORATION

By:

Matthew C. Wolsfeld
Chief Financial Officer

Dated:   May 3, 2006

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing

10.1	Purchase Agreement dated as of June 24, 2005 between Circle Pines Mainstreet II, LLC and Northern Technologies International Corporation	Incorporated by reference to Exhibit 10.6 to Northern Technologies International Corporation’s Quarterly Report on Form 10-QSB for the quarter ended May 31, 2005

10.2	Amendment No. 1 to Purchase Agreement dated as of August 21, 2005 between Circle Pines Mainstreet II, LLC and Northern Technologies International Corporation	Filed herewith

10.3	Amendment No. 2 to Purchase Agreement dated as of September 21, 2005 between Circle Pines Mainstreet II, LLC and Northern Technologies International Corporation	Filed herewith

10.4	Amendment No. 3 to Purchase Agreement dated as of December 31, 2005 between Circle Pines Mainstreet II, LLC and Northern Technologies International Corporation	Filed herewith

10.5	Qualified Exchange Accommodation Agreement dated as of May 3, 2006 between Northern Technologies International Corporation and Northern Technologies Holding Company, LLC	Filed herewith

10.6	Commercial Note dated as of May 3, 2006 issued by Northern Technologies Holding Company, LLC to National City Bank	Filed herewith

10.7	Mortgage dated as of May 3, 2006 between Northern Technologies Holding Company, LLC and National City Bank	Filed herewith

10.8	Commercial Guaranty dated as of May 3, 2006 issued by Northern Technologies International Corporation, as Guarantor	Filed herewith